Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, Securities Act File No. 333-141120

FUNDVANTAGE TRUST

LATEEF FUND

Supplement dated February 15, 2013 to the Prospectus of
the Lateef Fund (the “Fund”) dated September 1, 2012 (the “Prospectus”)

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Investment Adviser and Shareholder Servicing Telephone Numbers

The Fund’s Prospectus is hereby updated to include the following contact information for Fund shareholder services and the Fund’s investment adviser:

For all shareholder servicing inquiries (i.e. Fund redemptions, wire instructions and requests for Fund documents), please contact Fund shareholder services toll free at (866) 499-2151.  Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund, can be contacted at (866) 461-3800 toll free with any client service related inquiries or questions about the Adviser.

Ownership and Management Restructuring of Investment Adviser

On December 31, 2012, Lateef underwent a restructuring of its ownership and management which may be deemed to have constituted a change of control, which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and Lateef, dated August 31, 2007 (“Prior Agreement”).

On January 31, 2013, the Board of Trustees approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef (“New Agreement”) under which Lateef will continue to serve as investment adviser to the Fund, subject to its approval by the Fund’s shareholders.  The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company’s investment adviser.  Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Prior Agreement.  The Fund’s advisory fee rate will remain unchanged.  The New Agreement will take effect immediately upon the approval of shareholders.  The New Agreement will be submitted for shareholder approval at a special meeting expected to take place in April 2013.

A discussion regarding the basis for the Board’s approval of the interim and proposed advisory agreements also will be available in the Fund’s report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

Changes to the Fund’s Portfolio Management Team

As of December 31, 2012, Mr. Scott Chapman retired from Lateef and no longer served as Portfolio Manager to the Fund. As of the same date, Mr. Justus Leachman, Chief Operating Officer and Chief Compliance Officer of Lateef and a Managing Member of Lateef’s General Partner, Lateef Capital Partners, LLC, which oversees the activities of the Fund’s portfolio management team, resigned from Lateef.  Mr. James Tarkenton, who has been a member of the team managing the Fund since 2008, and Mr. Quoc Tran, who has been a member of the team managing the Fund since its inception in 2007, will both continue to serve as Portfolio Managers to the Fund.  In addition, Mr. Matthew Sauer has served as a Portfolio Manager to the Fund since 2012.  Accordingly, the Prospectus is revised as follows:

•                  The Section entitled “Portfolio Managers” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

•                  Matthew Sauer is a Portfolio Manager and Managing Director of Lateef and has been a member of the team managing the Fund since 2012.

•                  James Tarkenton is a Portfolio Manager and Managing Director of Lateef and has been a member of the team managing the Fund since 2008.

•                  Quoc Tran is a Portfolio Manager and Managing Director of Lateef and has been a member of the team managing the Fund since its inception in 2007.

The Section entitled “Portfolio Managers” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

Lateef uses a team-based approach to portfolio management. Each Portfolio Manager works collectively on all the names and ideas in the portfolio and participates equally in research, stock selection and portfolio management to determine whether a company meets our original Investment Criteria. With offices next to each other, they are in constant communication, discussing the companies in the portfolio and working together on all research related items. They meet informally on a daily basis to discuss the portfolio, and formally as needed to determine whether to buy, sell or hold a security. Final investment decisions are made by consensus. Lateef’s Portfolio Management Team consists of the following:

•                  Matthew Sauer, MBA — Managing Director and Portfolio Manager

•                  James Tarkenton, CFA, MBA — Managing Director and Portfolio Manager

•                  Quoc Tran, MBA — Managing Director and Portfolio Manager

The Managing Members of Lateef’s General Partner, Lateef Capital Partners, LLC, oversee the activities of the Portfolio Management Team and are comprised of the following individuals: Ryan Willson, Chief Executive Officer; James Tarkenton, Managing Director & Portfolio Manager; Quoc Tran, Managing Director & Portfolio Manager; Dan Beckham, Chief Operating Officer; Matthew Sauer, Managing Director & Portfolio Manager; Jennifer Lavin, Managing Director; Khateeb A. Lateef, Founder; and John Shepherd, Managing Director. This team approach provides consistent oversight of our investment process and the monitoring of the portfolio criteria, and is integral to the success of our strategy as we believe the best decisions are made by a collaborative team, rather than a star-system. Below is the business experience for the Portfolio Managers.

Matthew Sauer, MBA, Managing Director and Portfolio Manager, joined Lateef in 2012 and became an owner in 2013. Prior to Lateef, Mr. Sauer spent six years as a Portfolio Manager at Ariel Investments and thirteen years at Oak Value Capital Management as an Executive Vice President, Senior Portfolio Manager and Director of Research. Mr. Sauer received a B.S. degree in Humanities from Lawrence Technological University and his MBA from Duke University.

James Tarkenton, CFA, joined Lateef in June 2008 as a Portfolio Manager and became an owner in January 2009. Previous positions include Managing Member and Portfolio Manager at RBO & Co, LLC from January 2006 until June 2008, Vice President and Senior Research Analyst at Oak Value Capital Management from December 1998 until December 2005, and Senior Research Associate at Cambridge

Associates from June 1996 until December 1998. Mr. Tarkenton received a B.S. in Finance from Virginia Commonwealth University and his MBA with honors from the University of North Carolina at Chapel Hill.

Quoc Tran, joined Lateef in November 2005 as a Portfolio Manager and became an owner in January 2007. He started in the investment industry in 1996 as an analyst at Kemper Investments in Chicago. While at Kemper, Mr. Tran co-launched Kemper’s aggressive growth fund, where he served as the dedicated analyst for the fund. Mr. Tran then spent five years at Goldman Sachs and Co. as an institutional sales professional and left Goldman as Vice President & Director in the Equities Division. In 2002, Mr. Tran joined Wallace R. Weitz & Co. where he served as Head of Private Client Services, Portfolio Manager, and Research Analyst. Mr. Tran earned his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a University of Chicago Business Fellow. Mr. Tran earned his B.A. at Bates College in Lewiston, Maine.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

LATEEF FUND

Supplement dated February 15, 2013 to the Statement of Additional Information of
Lateef Fund (the “Fund”) dated September 1, 2012 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

The Section entitled “Portfolio Managers” on pages 25-26 of the SAI is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i) “Other Accounts Managed.” Other accounts managed by Messrs. Sauer, Tarkenton and Tran, who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund as of January 31, 2013;

(ii) “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii) “Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of January 31, 2013; and

(iv) “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of January 31, 2013.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts each of the portfolio managers jointly manage, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of January 31, 2013.

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Other Accounts:	2,153	$4,183	0	$0

Material Conflicts of Interest. Lateef provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Lateef compensates the Fund’s portfolio managers for their management of the Fund. The three portfolio managers are owners of Lateef and are compensated with a base salary, as well as a bonus and partnership distribution of Lateef’s net profits determined by each owner’s interest in Lateef. The bonus is determined by the Managing Members of Lateef’s General Partner, Lateef Capital Partners, LLC, and is based on level of ownership, firm performance and individual performance. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibilities. Lateef also makes an annual contribution to the firm’s Keogh plan for each of the Fund’s portfolio managers. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance. The portfolio managers’ compensation is determined by their level of ownership and performance.

Ownership of Shares of the Fund. As of January 31, 2013, Mr. Tran beneficially owned $10,001 to $50,000 of equity securities in the Fund and Messrs. Sauer and Tarkenton did not beneficially own any equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.